NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDERTHE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT OF EVEN DATE (THE "SUBSCRIPTION AGREEMENT").

              18% Convertible Subordinated Secured Promissory Note
                              Due September 4, 1997

                                       of

                      THE RATTLESNAKE HOLDING COMPANY, INC.



                                                                   March 4, 1997

$250,000


     The Rattlesnake Holding Company, Inc , a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to J.L.B. of Nevada, Inc., 1500 East Tropicana Avenue, Suite 100, Las Vegas, NE 89119, or registered assigns, on the 4th day of September, 1997 (the "Due Date"), the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) and to pay interest on the Due Date (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid portion of said principal amount from the date hereof at the rate of 18% per annum. Both the principal hereof and interest hereon are payable at the principal office of the Company in Stamford, Connecticut, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     1. Authorized Issue. This Note is one of a duly authorized issue of 18% Convertible Subordinated Promissory Notes due September 4, 1997 (herein called the "Notes") made or to be made by the Company in an aggregate amount of up to $500,000, in original authorized principal amount, similar in terms except for dates, principal amounts and named payees, offered by the Company pursuant to a subscription agreement of even date.

     2. Conversion. (a) Commencing 120 days from the date hereof, or sooner with the consent of the Company, and until payment in full, the unpaid principal amount of this Note, or any portion thereof may, at the election of the holder thereof, at any time, be converted, at the conversion price per share of Common Stock equal to $.75, as adjusted and readjusted from time to time Paragraph 2 (such conversion price, as so adjusted and readjusted and in effect at any time, being herein called the "Conversion Price"), into the number of fully paid and nonassessable shares of Common Stock (the "Conversion Shares") determined by dividing the principal amount to be so converted by the Conversion Price in effect at the time of such conversion.

     (b) (i) Any Note may be converted in full or in part by the holder thereof by surrender of such Note with the notice of conversion thereon duly executed by such holder (specifying the portion of the principal amount thereof to be converted in the case of a partial conversion) to the Company at its principal office, or at the office of the agency maintained for such purpose. Upon any partial conversion of a Note, the Company at its expense will forthwith issue and deliver to or upon the order of the holder thereof a new Note or Notes in principal amount equal to the unpaid and unconverted principal amount of such surrendered Note, such new Note or Notes to be dated and to bear interest from the date to which interest has been paid on such surrendered Note. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Note shall have been so surrendered to the Company or such agency; and at such time the rights of the holder of such Note as such shall, to the extent of the principal amount thereof converted, cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof.

     (ii) No payment or adjustment of interest or dividends shall be made upon the conversion of any Note or Notes.

     (c) As promptly as practicable after the conversion of any Note in full or in part, and in any event within 15 calendar days thereafter, the Company at its expense (including the payment by it or any applicable issue taxes) will issue and deliver to the holder of such Note, or as such holder (upon payment of such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Common Stock (or Other Securities) issuable upon such conversion, plus, in lieu of any fractional shares to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the market value determined in good faith by the Board of Directors of the Company of one full share as of the close of business on the date of such conversion.

     (d) Adjustments to Conversion Price and Number of Securities.

     (i) In case at any time or from time to time the Company shall subdivide as a whole, split its Common Stock or issue a dividend payable in shares or otherwise, the number of shares of Common Stock then outstanding into a greater or lesser number of shares, the Conversion Price then in effect shall be increased or reduced proportionately, and the number of shares issuable upon conversion of this Note shall accordingly be increased proportionately.

     (ii) In case of any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note (other than change in par value, or from par value to no par value, or from no par value to par value, or as a result or a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock, other than a change in number of the shares issuable upon conversion of the Note) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company for which the Note might have been converted immediately prior to such reclassifications, change, consolidation, merger, sale or conveyance. The above provisions of this Paragraph 2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     (e) The Company will at all time reserve and keep available, solely for issuance and delivery upon the conversion of the Notes, all shares of Common Stock (or Other Securities) from time to time issuable upon the conversion of the Notes. All shares of Common Stock issuable upon conversion of the Notes shall be duly authorized and, when issued, validly issued, fully paid and nonassessable with no liability on the part of the holders thereof.

     3. Restrictions on Transfer.

     The holder acknowledges that he has been advised by the Company that this Note and the shares of Common Stock (the "Conversion Shares") issuable upon exercise thereof (collectively the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Note is being issued, and the shares issuable upon exercise of the Note will be issued, on the basis of the statutory exemption provided by section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the holder contained herein. The holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the holder agrees that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, and the Company has no obligations or intention to so register the Securities, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. The holder represents and warrants that he has acquired this Note and will acquire the Securities for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The holder acknowledges that the securities shall bear the following legend:

         "These securities have not been registered under the Securities Act of 1933. Such securities may not be sold or offered for sale, transferred, hypothecated or otherwise assigned in the absence of an effective registration statement with respect thereto under such Act or an opinion of counsel to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."

     3A. Registration Rights.

     3A.1 The Company shall advise the Holder of this Note or of the Conversion Shares or any then holder of Notes or Conversion Shares (such persons being collectively referred to herein as "holders") by written notice at least four weeks prior to the filing of any registration statement under the Securities Act of 1933 (the "Act") covering securities of the Company, except on Forms S-4 or S-8, and upon the request of any such holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Conversion Shares. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the Conversion Shares, qualify the Conversion Shares for sale in such states as any such holder designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Conversion Shares, and furnish indemnification in the manner as set forth in Subsection 3A.2 of this
Section 3A. Such holders shall furnish information and indemnification as set forth in Subsection 3A.2 of this Section 3A. For the purpose of the foregoing, inclusion of the Conversion Shares in a Registration Statement pursuant to this sub-paragraph 3A.1 under a condition that the offer and/or sale of such Conversion Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph 3A.1.

     3A.2 The following provisions of this Section 3A shall also be applicable to the exercise of the registration rights granted under this Section 3A.l:

     (A) The foregoing registration rights shall be contingent on the holders furnishing the Company with such appropriate information (relating to the intentions of such holders) as the Company shall reasonably request in writing. Following the effective date of such registration, the Company shall upon the request of any owner of Notes and/or Conversion Shares forthwith supply such number of prospectuses meeting the requirements of the Act as shall be requested by such owner to permit such holder to make a public offering of all Conversion Shares from time to time offered or sold to such holder, provided that such holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Conversion Shares for sale in such states as such holder shall reasonably designate.

     (B) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection 3A.1 of this Section 3A notwithstanding that Conversion Shares subject to this Note may be included in any such registration. Any holder whose Conversion Shares are included in any such registration statement pursuant to this Section 3A shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Conversion Shares sold by him pursuant thereto.

     (C) The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such holder any Conversion Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 3A or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged so to indemnify any such holder or underwriter or controlling person unless such holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 3A or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder or underwriter expressly for use therein.

     4. Transfer and Exchange. This Note is transferable on the Note Register of the Company at the expense of the Company (except for any stamp tax or other governmental charge with respect to any transfer) upon surrender of this Note for transfer at the principal office of the Company, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the holder of this Note or his attorney duly authorized in writing, and thereupon one or more new Notes, each in the denomination of $50,000 or an integral multiple thereof and for the same aggregate principal amount as the Note surrendered, and dated the date to which interest has been paid on the Notes, will be issued to the designated transferee or transferees. This Note is exchangeable for a like aggregate principal amount of Notes of different denominations, as requested by the holder or his attorney surrendering the same.

     The Company and its agents may treat the holder of this Note as the owner for purposes of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Any new Note or Notes to be delivered to you or upon your order, pursuant to this Section 4, in substitution for or in lieu of any Note held by you, will be delivered to you at your address as shown on the records of the Company, or at such other address within the United States of America as you may request, without any expense to you in connection with such delivery and insured to your satisfaction.

     5. Prepayment Provisions. (a) This Note may be prepaid, at the option of the Company, as a whole or in part, pro rata as to each Note holder, at any time or from time to time, in each case on any date on or after the date of issuance and prior to maturity, at a redemption price of 100% of the principal amount of such Note, together with accrued interest through the date of prepayment.

     (b) If this Note is called for prepayment pursuant to subsection 5(a) of this Note, the Company shall give written notice to the holder of this Note not less than 30 nor more than 60 day prior to the date fixed for the prepayment thereof. Such notice and all other notices to be given to any holder of a Note shall be mailed by registered mail to the holder thereof at the address shown on the Note Register.

     Upon notice of any prepayment  being given as provided in this subsection 5
(b), the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire principal amount of this Note so as to be prepaid as specified in such notice at the principal amount thereof, together with interest accrued thereon to such date fixed for prepayment, plus the applicable premium, if any.

     (c) Upon any partial redemption of the Notes, upon presentation as herein provided, there shall be paid to the holder the principal amount of the portion of the Notes so to be prepaid with the unpaid interest accrued in respect thereof (in cash or in shares of Common Stock of the Company, as the Company may elect), and either (i) the Note to be partially prepaid shall be surrendered by the holder, in which event the Company shall execute and deliver to or on the order of such holder, at the expense of the Company, a new Note for the principal amount of the Note remaining unpaid, dated as of the date to which interest has been paid on the Note surrendered, and registered in the name of the holder, or (ii) if the holder and the Company shall so determine, the Note to be partially prepaid need not be so surrendered, but may be made available to the Company, at the place of payment specified herein, for notation thereon of the payment of the portion of the principal so paid, in which case the Company shall make such notation and return the Note to or on the order of such holder.

     (d) All Notes which may be prepaid shall not be considered outstanding for purposes of this Section 5.

     (e) Notwithstanding the foregoing, the Holder shall be entitled to convert this Note into shares of Common Stock of the Company in accordance with paragraph 2 up until the date of prepayment.

     6. Subordination of Indebtedness; Security

     6.1 (a) This Note is issued subject to the provisions of this Section 6; and each person taking or holding this Note, accepts and agrees to be bound by these provisions.

     (b) This Note is a junior general obligation of the Company and is fully subordinated to all "senior indebtedness" of the Company now existing or hereafter incurred. Senior indebtedness is all indebtedness, liabilities and obligations of the Company for money borrowed from banks, savings and loan associations, the Small Business Administration and other financial institutions, and their affiliates, whether or not evidenced by notes or other instruments or evidences of indebtedness, and any deferrals, renewals or extensions of any such senior indebtedness and notes or other instruments or evidences of indebtedness issued in respect of or in exchange for any such senior indebtedness or any funding to pay or replace any such senior indebtedness or credit unless in the instrument creating or evidencing the same, or pursuant to which it is outstanding, it is provided that such indebtedness or such deferral, renewal or extension thereof is not senior in right of payment to this Note. No payment or distribution of any kind or character on account of principal, premium, if any, or interest on this Note shall be permitted during the continuance of any default in the payment of principal, premium, if any, or interest on any senior indebtedness.

     6.2 Subject to the foregoing, this Note is secured by all of the issued and outstanding shares of the Company's wholly owned subsidiaries Rattlesnake Ventures, Inc., Rattlesnake-Danbury, Inc., Rattlesnake-Lynbrook, Inc. and Rattlesnake-Flemington, Inc. The security interest provided for herein shall be subject to a certain Security Agreement dated as of the date hereof (the "Security Agreement") and the rights of the Holder to pursue his remedies under such Security Agreement shall not be affected by the subordination and moratorium described in paragraph 6.1 above.

     7. Default. If one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and the holder of this Note shall have given fifteen (15) days prior written notice to the Company by certified or registered mail, return receipt requested, and the Company shall not have cured shall default within such period:

     (i) default in the due and punctual payment of the principal of, or interest on, any Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

     (ii) default by the Company in any provision of the Subscription Agreement executed in connection with the sale and purchase of the Notes; or

     (iii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or

     (iv) an order, judgment or decree is entered adjudicating the Company or any subsidiary bankrupt or insolvent; or

     (v) the Company petitions or applies to any tribunal for the appointment of a trustee or receiver of the Company within the meaning of the Securities Act, or of any substantial part of the assets of the Company, or commences any proceedings (other than proceedings for the voluntary liquidation and dissolution of a subsidiary) relating to the Company or any subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect; or

     (vi) any such petition or application is filed, or any such proceedings are commenced, against the Company, and the Company by any act indicates its approval thereof, consent or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

     (vii) any order, judgment or decree is entered in any proceedings against the Company or any subsidiary within the meaning of the Securities Act decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

     (viii) any order, judgment or decree is entered in any proceedings against the Company or any subsidiary decreeing a split-up of the Company which requires the divestiture of a substantial part of the consolidated assets of the Company and its subsidiaries, or the divestiture of the stock of a subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days;

Then and in each and every such case, so long as such Event of Default shall not have been remedied, the holder of any Note, by notice in writing to the Company, may declare the principal of this Note then outstanding and the interest accrued thereon if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Note contained to the contrary notwithstanding.

     8. Miscellaneous. (a) To the extent permitted by applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption law now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for principal or interest on the Notes.

     (b) Each Note is issued upon the express condition, to which each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of the Notes, or for the payment of the principal of, or premium, if any, or the interest on, a Note, or for any claim based on a Note, or otherwise in respect hereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of the constitution, statute or rule of law or by any assessment or penalty or otherwise howsoever, all such individual liability being hereby expressly waived and released as a condition of and as a part of the consideration for the execution and issue of the Notes; provided, however, that nothing herein shall prevent enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of capital stock not fully paid.

     (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any such
Note if mutilated, the Company will make and deliver a new Note or like tenor in lieu of any such Note so lost, stolen, destroyed or mutilated. Any new Note made and delivered in accordance with the provisions of this subsection 8(c) shall be dated as of the date from which unpaid interest has then accrued on the Note so lost, stolen, destroyed or mutilated.

     (d) Any notice or demand which by any provision of the Notes is required or provided to be given or served to or upon the Company shall be deemed to have been sufficiently given or served for all purposes by being sent as registered mail, postage prepaid, addressed to the Company at its principal office.

     (e) No course of dealing between the Company and the holder of any Note or any delay on the part of the holder in exercising any rights under a Note shall operate as a waiver of any rights of any holder of the Note.

     (f) The Company hereby waives presentment and notice of dishonor. In the event the holder is successful in any action at law or equity to enforce the provisions of this Note, the Holder shall be entitled to recover from the Company all reasonable attorney's fees and costs of collection.

     9. Binding Effect. The Company agrees that the provisions of this Note shall bind and shall inure to the benefit of the parties hereto and their successors and assigns.

     10. Amendment and Waiver. This Note may be amended, and the performance and observance of any term of this Note may be waived, with (and only with) the written consent of the Company and such Note purchaser as to whom performance is to be waived.

     11. Interest Rate. If any interest rate specified herein is held to be impermissible, then the rate charged on the indebtedness represented hereby shall be reduced to the highest rate then permitted by law.

     12. Communications. All notices and other communications provided for hereunder or under the Notes shall be in writing, and, if to you, shall be delivered or mailed by registered mail addressed to you at your address as shown in the records of the Company in this Note hereto or to such other address as you may designate to the Company in writing and, if to the Company, shall be delivered or mailed by registered mail to the Company at 3 Stamford Landing, Suite 130, Stamford, Connecticut 06902, attention: Office of the president, or to such other address as the Company may designate to you in writing.

     13. Delaware Law. This Note shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law, and cannot be changed, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of any change, discharge or termination is sought.

     14. Counterparts. This Note may be executed simultaneously in any number of counterparts each of which when so executed and delivered shall be an original, but such counter parts together shall constitute but one and the same instrument.

     15. Headings. The headings of the sections of this Note are inserted for convenience only and do not affect the meaning of such section.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated the date and year first above written.


                                         THE RATTLESNAKE HOLDING
                                         COMPANY, INC.


                                         By:/s/ William J. Opper
                                            --------------------
                                            William J. Opper
                                            Chairman



                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement") dated as of March 4, 1997 is made by The Rattlesnake Holding Company., Inc., a Delaware corporation (the "Company") in favor of J.L.B. OF NEVADA, INC. and Michael Lauer (the "Secured Party").

     The Secured Promissory Notes dated as of March 4, 1997 in the aggregate amount of Five Hundred Thousand Dollars ($500,000) (collectively the "Note") executed by the Company in favor of the Secured Party provides, subject to its terms and conditions, for a concurrent loan to the Company. It is a condition to the concurrent loan under the Note by the Secured Party that the Company shall have executed and delivered, and granted the Lien provided for in this Agreement.

     To induce the Secured Party to enter into, and to extend credit under, the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge, assign and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Company agrees with the Secured Party as follows:

     1. Definitions and Interpretation.

     1.1 Certain Defined Terms. The following terms shall have the following meanings under this Agreement:

     "Basic Document" shall mean the Note and this Agreement.

     "Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time or, by reason of mandatory application, any other applicable jurisdiction.

     "Collateral" shall mean all right, title and interest of the Company in the shares of capital stock (the "Stock") held by the Company in the following subsidiaries (collectively the "Subsidiaries") of the company: 100 shares of Rattlesnake Ventures, Inc., 100 shares of Rattlesnake-Danbury, Inc., 100 shares of Rattlesnake-Lynbrook, Inc. and 100 shares of Common Stock of Rattlesnake-Flemington, Inc.

     "Default" shall mean any default described in the Note.

     "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or any agreement to give, or notice of, any of the foregoing.

     "Secured Obligations" shall mean any and all obligations of the Company for the performance of its agreements, covenants and undertakings under or in respect of the Note, including the payment of all amounts owed thereunder.

     1.2 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any such document) ; and references to persons or entities including their respective permitted successors and assigns.

     2. Collateral.

     2.1 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges, assigns and grants to the Secured Party a security interest in all of the Company's right, title and interest in and to the Collateral.

     2.2 Perfection. Concurrently with the execution and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as the Secured Party may reasonably request in writing to perfect and establish the Lien granted by this Agreement, (ii) deliver to the attorneys for the Secured Party and pledge to the Secured Party certificates representing the Stock, and (iii) take all such other actions as shall be necessary or as the Secured Party may request to perfect and establish the priority of the Lien granted by this Agreement.

     2.3 Preservation and Protection of Security Interests. The Company shall:

     (a) upon the acquisition after the date of this Agreement by the Company of any instrument or chattel paper evidencing all or any part of the interests constituting the Collateral, promptly deliver and pledge to the Secured Party all such instruments or chattel paper, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request; and

     (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as the Secured Party may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Lien granted by this Agreement or to enable the Secured Party to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Lien.


     2.4 Attorney-in-Fact.

     (a) The Secured Party is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the Lien granted by this Agreement (including, without limitation, the filing or recording of such financing statements as Secured Party may deem appropriate or necessary) and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall be entitled under this Agreement upon- the occurrence and continuation of any Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums); (iii) to file any claims or take any action or proceeding that the Secured Party may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and
(iv) to execute, in connection with any sale or disposition of the Collateral under Section 4, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

     (b) So long as no Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement.

     (c) If any Default shall have occurred and be continuing, and whether or not the Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other Basic Document, all payments and other distributions on the Collateral shall be paid directly to the Secured Party or its designee, retained by it and applied as set forth in Section 4.04.

     2.5 Rights and Obligations.

     (a) The Company shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Secured Party of any right, remedy, power or privilege in respect of this Agreement shall not release the Company from any of its duties and obligations under such contracts and agreements. The Secured Party shall have no duty, obligation or liability under such contracts and agreements by reason of this Agreement or any other Basic Document, nor shall the Secured Party be obligated to perform any of the duties or obligations of the Company under any such contract or agreement or to take any action to collect or enforce any claim under any such contract or agreement.

     (b) No Lien granted by this Agreement in the Company's right, title and interest in any contract or agreement shall be deemed to be a consent by the Secured Party to any such contract or agreement.

     (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Company to sell or otherwise dispose of any Collateral.

     (d) The Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

     3. Representations Warranties and Covenants. As of the date of this Agreement, the Company represents, warrants and covenants to the Secured Party as follows:

     3.1 Title. The Company is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens. The Lien granted by this Agreement in favor of the Secured Party has attached and constitutes a perfected security interest in all of such Collateral prior to all other Liens.

     3.2 Sales and Other Liens. The Company shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Secured Party is not named as the sole secured party.

     3.3 Principal Place of Business. The Company's chief executive office and principal place of business is located at the address set forth below.

     3.4 Further Assurances. The Company agrees that, from time to time upon the written request of the Secured Party, the Company will execute and deliver such further documents and do such other acts and things as the Secured Party may reasonably request in order fully to effect the purposes of this Agreement.

     3.5 Stock and Future Issuances. The Stock constitutes all of the issued and outstanding shares of capital stock of the Subsidiaries. No additional capital stock of the Subsidiaries may be issued, and no transfer of assets of the Subsidiaries shall be made, until the repayment of the Note in full.

     4. Remedies.

     4.1 Events of Default, Etc. If any Default shall have occurred and be continuing:

     (a) The Secured Party in its discretion. may make any reasonable compromise or settlement it deems desirable. with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

     (b) The Secured Party in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

     (c) The Secured Party in its discretion may, upon ten business days' prior written notice to the Company of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived) , and the Secured Party or any other person or entity may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) , of the Company, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

     (d) The Secured Party shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner of the Collateral (and the Company agrees to take all such action as may be appropriate to give effect to such right).

The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 4.01 shall be applied in accordance with
Section 4.4.

     4.2 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 4.01 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Company shall remain liable for any deficiency.

     4.3 Private Sale.

     (a) The Secured Party shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 4.01 conducted in a commercially reasonable manner. The Company hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

     (b) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that. the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

     4.4 Application of Proceeds. Except as otherwise expressly provided in this Agreement and except as provided below in this Section 4.04, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 4.01 and any other cash at the time held by the Secured Party under this Agreement, shall be applied by the Secured Party:

     First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Secured Party, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Secured Party in that connection;

     Next, to the payment in full of the remaining Secured Obligations in such manner as the Secured Party may determine; and

     Finally, to the payment to the Company, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Company or any issuer of, or account debtor or other obligor on, any of the Collateral.

     5. Miscellaneous.

     5.1 Waiver. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     5.2 Notices. All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 5.02:

         To the Company:            The Rattlesnake Holding Company, Inc.
                                    3 Stamford Landing, Suite 130
                                    Stamford, Connecticut 06902
                                    Fax No.:  (203) 975-7973
                                    Attention:  David Sederholt

         With a copy to:            Goldstein & DiGioia, LLP
                                    369 Lexington Avenue
                                    New York, New York 10017
                                    Fax No.: (212) 557-0295
                                    Attn:  Victor J. DiGioia

         To the Secured Party:

Michael Lauer                       J.L.B. of Nevada, Inc.
c/o Lancer Group                    1500 East Tropicana Avenue
200 Park Avenue                     Suite 100
Suite 3900                          Las Vegas, NE 89119
New York, NY 10166                  Attn: Jay Botchman

         With a copy to:            Caplin & Drysdale
                                    One Thomas Circle NW
                                    Washington, D.C. 20005
                                    Fax No. (202) 429-3301
                                    Attn: Graeme Bush

     5.3 Expenses, Etc. The Company agrees to pay or to reimburse the Secured Party for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Secured Party in any effort to enforce any of the provisions of Section 4 or any of the obligations of the Company in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Secured Party under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding relating to the Company.

     5.4 Amendments, Etc. Any provision of this Agreement may be modified, supplemented or waived only by an instrument in writing duly executed by the Company and the Secured Party. Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Secured Party, each holder of any of the Secured Obligations and the Company, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Secured Party and each holder of any of the Secured Obligations and their respective successors and permitted assigns. The Company shall not assign or transfer its rights under this Agreement without the prior written consent of the Secured Party.

     5.6 Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

     5.7 Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

     5.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as. to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     5.9 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS ~~AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE COMPANY HEREBY SUBMITS TO THE NQNEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                           THE RATTLESNAKE HOLDING COMPANY, INC.
                                                    a Delaware corporation


                                           By:/s/ William J. Opper
                                              -----------------------
                                              William J. Opper, Chairman